MFS(R) NEW DISCOVERY FUND


                      Supplement to the Current Prospectus


The description of the portfolio manager for the MFS New Discovery Fund is hereby restated as follows:

The Fund has been managed by Neil D. Wagner since May 25, 2001. Mr. Wagner, a Vice President of MFS, has been employed in the investment management area of MFS since 1998. Prior to joining MFS, Mr. Wagner was a Senior Research Analyst of DFS Advisors LLC.


                  The date of this supplement is June 1, 2001.